UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2019

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah	001-35024	87-0500306
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah	84120
(Address of principal executive offices)	(Zip Code)

(801) 954-7100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Adoption of Second Amended and Restated Bylaws.

On March 14, 2019, the Board of Directors (the “Board”) of USANA Health Sciences, Inc. (the “Company”) adopted the Company’s Amended and Restated Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”), effective immediately.

Modifications to the bylaws in the Second Amended and Restated Bylaws include, among other changes, the following:

1.
Section 2.02 Special Meetings, of Article II Shareholders, was amended to clarify the circumstances in which a special meeting may be called and the date and time for holding a special meeting, as well as a provision that a special meeting shall not be held if an annual meeting or special meeting of the shareholders has been called or is called within 90 days of receipt of a request for a special meeting and the business of such meeting includes the business specified in the request, the business stated in the request is not a proper subject for shareholder action under applicable law, an identical or substantially similar item (as defined in the bylaws) was presented at any meeting of shareholders held within 120 days prior to receipt of the request for the special meeting, or the request for special meeting was made in violation of applicable law, including the rules and regulations of the Securities Exchange Act of 1934, as amended.

2.	Section 2.10 Organization, was added, detailing procedures for the handling of meetings of shareholders.
3.
Sections 2.03 Place of Meetings, 2.04 Adjournments, 2.05 Notice of Meetings, 2.07 Record Date, and 2.08 Shareholder List, were amended to update the content and the process reflected in each of these sections and, in some cases, to reorganize and combine information previously contained in corresponding sections of the bylaws.

4.	Section 2.11 Proxies was also updated to reflect electronic transmission of notice, proxies and voting information that is common practice today.
5.
Changes were made to Article III – Board of Directors, particularly Section 3.02  Number, Tenure and Qualifications, which increases the maximum number of directors from nine to twelve, and also adopts a “plurality, plus” standard for the election of directors in uncontested elections, requiring any incumbent director nominee who receives a greater number of “withheld” votes than “for” votes to tender their resignation, and the remaining members of the Board to determine whether to accept the resignation, at the next regularly scheduled meeting of the Board, and to publicly announce its decision following such meeting. However, in the event of a contested election - an election in which the number of candidates for election as director exceeds the number of directors to be elected - directors will continue to be elected by a plurality of the votes cast at any meeting for the election of directors at which a quorum is present.

6.	Sections 3.04 Resignation and 3.05 Removal were also revised to reflect the effects of the “plurality, plus” standard on these processes.
7.
Section 3.06 Fees and Expenses is the name of the former “Compensation” section and has been updated to reflect the standard for establishing director compensation by the Board of Directors or a committee of the Board of Directors.

8.
Sections 3.08 Special Meetings, 3.09 Telephone Meetings, 3.10 Adjourned Meetings, 3.11 Notices, 3.12 Waiver of Notice, 3.15 Action Without a Meeting, 3.17 Committees, and 3.18 Other Committees, were updated.

9.	New Section 3.16 Chair of the Board was added to reflect the practice of board leadership followed by the Company.
10.	Article IV Officers was updated to reflect the current practice regarding executive officers at the Company, their appointment, terms of office, removal, duties, the setting of compensation, and other related matters.
11.	Article V Indemnification was updated to reflect current Utah law and to add Sections 5.05 Non-Exclusivity of Rights, Section 5.06 Other Indemnification, Section 5.07 Survival of Indemnification and Advancement of Expenses, and Section 5.08 Repeal, Amendment, or Modification which are permitted by statute.
12.	Article VI Stock Certificates and Their Transfer was updated to reflect developments in stock and stock transfer practices and technology.
13.	Section 7.02 Amendments was revised to add that the bylaws may be amended, altered, or repealed by the affirmative vote of the holders of at least two-thirds of the voting power of all shares of capital stock of the Company, replacing the former language that provided that shareholders “shall not make amendments” to the bylaws, rather that such amendments would be required to be contained in the Company’s Articles of Incorporation.
14.	Section 7.04 Conflict with Applicable Law or Articles of Incorporation was added, to provide that the law or the Articles of Incorporation would prevail in the case in which the bylaws was in conflict with either.
15.
Finally, the amendment added Section 7.05 Books and Records, providing that the Company’s books could be maintained in electronic networks or databases to satisfy the legal requirements of applicable state law.

In addition to the above, the changes implemented in the Second Amended and Restated Bylaws (i) generally incorporate updates in and align the Company’s bylaws more closely with applicable Utah law, including updates with respect to stock certificates, consents, shareholder and director action, proxies and ballots, (ii) clarify the provisions related to adjournment, postponement or cancellation of shareholder meetings, (iii) update information to be provided with respect to shareholder proposals and nominees for director to enable them to be considered consistent with the requirements applicable to all nominees, (iv) clarify certain indemnification provisions, including with respect to advancement of expenses, and (v) incorporate additional technical, conforming and/or clarifying revisions.

The summary above is qualified in its entirety by reference to the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

3.1 Second Amended and Restated Bylaws of USANA Health Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

Date: March 15, 2019	By:	/s/ Doug Hekking
Doug Hekking, Chief Financial Officer